UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08437

Undiscovered Managers Funds

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: August 31

Date of reporting period: September 1, 2011 through August 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

Undiscovered Managers Funds

August 31, 2012

Undiscovered Managers Behavioral Growth Fund

Undiscovered Managers Behavioral Value Fund

JPMorgan Realty Income Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

SEPTEMBER 19, 2012 (Unaudited)

Dear Shareholder:

Sources of uncertainty are prevalent in the market: social and political unrest in the Middle East, Europe’s ongoing debt crisis, upcoming elections in the United States and the potential for an economic “hard landing” in China. Equities have seesawed against this backdrop and many investors seem content to forego the market fluctuations—overall industry net flows for equity mutual funds are negative for 2012. Despite these sharp swings in market momentum, U.S. stocks have soared year to date. The S&P 500 Index recently reached levels not seen since 2008 and has returned more than 100% since bottoming in March 2009.

“As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging markets debt in search of higher yielding securities.”

Accommodative monetary policy has been a significant catalyst for the recent rally in stocks. Central banks continue to take unprecedented actions in an effort to stoke economic growth. In September, the European Central Bank announced its plans to implement Outright Monetary Transactions (OMTs), planning to purchase 1-3 year bonds issued by the governments of troubled European countries. The U.S. Federal Reserve also recently announced another asset purchase plan, indicating that it would buy $40 billion of agency mortgage-backed securities per month on an open-ended basis.

U.S. Treasury Yields Remain at Historically Low Levels

Accommodative monetary policy from the Fed continues to keep yields at historically low levels. Real yields are negative on many parts of the yield curve, meaning that the payment that investors will receive from these bonds is less than the expected rate of inflation. Holders of these securities are willing to see the purchasing power of their money decline in order to access the perceived safety of U.S. Treasury securities, likely a reflection of the elevated level of uncertainty among investors.

The yield for 10-year U.S. Treasury securities ended August 2012 at 1.6%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.2% and 2.7%, respectively. As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging markets debt in search of higher yielding securities.

Some Positive Signs for the U.S. Economy

While the Federal Reserve can set short-term rates, it does not have complete control of long-term rates, and stronger economic growth could push rates higher. U.S. GDP growth has, until this point in the recovery, been muted. However, existing home sales spiked in August, while sentiment among homebuilders increased. Housing, a long-time drag on economic growth, may make a significant contribution to GDP in 2012. Meanwhile, second-quarter earnings for the S&P 500 companies were the highest on record, while inflation remains very much under control.

As always, we encourage investors to position their portfolios to withstand and benefit from a variety of future outcomes. While the overhang from policy uncertainty can be frustrating, we encourage investors to remain committed to their long-term strategies and take advantage of opportunities caused by market volatility by tactically rebalancing their portfolios.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

AUGUST 31, 2012	UNDISCOVERED MANAGERS FUNDS	1

Undiscovered Managers Behavioral Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	11.49%
Russell 2500 Growth Index	12.81%

Net Assets as of 8/31/2012 (In Thousands)	$58,116

INVESTMENT OBJECTIVE**

The Undiscovered Managers Behavioral Growth Fund (the “Fund”) seeks to provide growth of capital.

HOW DID THE MARKET PERFORM?

Despite concerns about economic growth, escalating political and social unrest in the Middle East and the ongoing European debt crisis, U.S. stocks gained for the twelve months ended August 31, 2012. Accommodative policies from the U.S. Federal Reserve and measures by the European Central Bank to combat the region’s debt crisis helped support U.S. equities during the reporting period. U.S. small-to-mid-cap growth stocks, as measured by the Russell 2500 Growth Index (the “Benchmark”) finished the twelve months ended August 31, 2012 with a 12.81% gain.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended August 31, 2012, the Fund (Institutional Class Shares) underperformed the Benchmark. The Fund’s stock selection in the industrials sector was the main detractor from relative performance. The Fund’s stock selection in the information technology sector contributed to relative performance.

Individual detractors from relative performance included Polypore International, Inc. and Luminex Corp. Shares of Polypore International, Inc. declined after the chemical manufacturing company reported lower-than-expected fourth-quarter earnings. Shares of Luminex Corp., which develops, manufactures and sells biological testing technologies, declined on concerns about the company’s future earnings growth.

Individual contributors to relative performance included Sourcefire, Inc. and Cirrus Logic, Inc. Shares of Sourcefire, Inc., a provider of cybersecurity solutions, increased after the company reported better-than-expected fourth-quarter results. Shares of Cirrus Logic, Inc., which develops analog and mixed-signal integrated circuits for audio and energy companies, increased after the company provided an outlook for revenue that was higher than investors had anticipated.

HOW WAS THE FUND POSITIONED?

The Fund’s sub-advisor, Fuller & Thaler Asset Management, Inc. (the “Fund’s portfolio managers”) looked for stocks that they believed were mispriced based on behavioral biases. The Fund’s portfolio managers used their research to identify potential catalysts for stock price movements that they believed had been overlooked by analysts and market participants. As a result of this process, the Fund’s largest overweights versus the Benchmark were in the consumer discretionary and information technology sectors, while its largest underweights versus the Benchmark were in the materials and health care sectors.

INFORMATION ABOUT YOUR FUND

At their meeting on August 23, 2012, the Board of Trustees of the Fund approved the liquidation of the Fund, which will occur on or about October 31, 2012.

2	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Ulta Salon Cosmetics & Fragrance, Inc.	5.2%
2.	Sourcefire, Inc.	4.1
3.	Cirrus Logic, Inc.	4.0
4.	SolarWinds, Inc.	3.4
5.	IAC/InterActiveCorp.	3.2
6.	Elizabeth Arden, Inc.	3.1
7.	Cadence Design Systems, Inc.	2.8
8.	Six Flags Entertainment Corp.	2.8
9.	Genesco, Inc.	2.7
10.	Ancestry.com, Inc.	2.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	39.9%
Consumer Discretionary	33.8
Industrials	8.9
Consumer Staples	7.2
Health Care	6.7
Materials	2.0
Energy	1.3
Short-Term Investment	0.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee that it will be achieved.
***	Percentages indicated are based upon total investments as of August 31, 2012. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2012	UNDISCOVERED MANAGERS FUNDS	3

Undiscovered Managers Behavioral Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/4/04
Without Sales Charge		11.13%	(0.70)%	8.43%
With Sales Charge*		5.31	(1.77)	7.85
CLASS B SHARES	6/4/04
Without CDSC		10.55	(1.20)	7.99
With CDSC**		5.55	(1.62)	7.99
CLASS C SHARES	6/4/04
Without CDSC		10.55	(1.20)	7.99
With CDSC***		9.55	(1.20)	7.99
INSTITUTIONAL CLASS SHARES	12/31/97	11.49	(0.35)	8.81
INVESTOR CLASS SHARES	7/31/98	11.12	(0.70)	8.44

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/02 TO 8/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Investor Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than those shown because Class A, Class B and Class C Shares have higher expenses than Investor Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers Behavioral Growth Fund, the Russell 2500 Growth Index and the Lipper Small-Cap Growth Funds Index from August 31, 2002 to August 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2500 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses incurred by the Fund. The Russell 2500 Growth Index consists of those companies within the 2500 smallest of the 3000 largest U.S.-domiciled companies, ranked by market capitalization, with higher price-to-book ratios and higher forecasted growth rates. The Lipper Small-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2012

Undiscovered Managers Behavioral Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	22.38%
Russell 2000 Value Index	14.08%

Net Assets as of 8/31/2012 (In Thousands)	$46,396

INVESTMENT OBJECTIVE**

The Undiscovered Managers Behavioral Value Fund (the “Fund”) seeks to provide capital appreciation.

HOW DID THE MARKET PERFORM?

Despite concerns about economic growth, escalating political and social unrest in the Middle East and the ongoing European debt crisis, U.S. stocks gained for the twelve months ended August 31, 2012. Accommodative policies from the U.S. Federal Reserve and measures by the European Central Bank to combat the region’s debt crisis helped support U.S. equities during the reporting period. In the end, U.S. small-to-mid-cap value stocks, as measured by the Russell 2000 Value Index (the “Benchmark”) finished the twelve months ended August 31, 2012 with a 14.08% gain.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended August 31, 2012, the Fund (Institutional Class Shares) outperformed the Benchmark. The Fund’s stock selection in the information technology sector contributed to relative performance. The Fund’s stock selection in the consumer discretionary sector detracted from relative performance.

Individual contributors to relative performance included Convergys Corp. and MTS Systems Corp. Shares of Convergys Corp.,

a computer services company, gained as investors reacted positively to the company’s increased earnings and stock repurchase program. Shares of MTS Systems Corp., a global supplier of test systems and industrial position sensors, advanced after the company increased its dividend and authorized a stock repurchase program.

Individual detractors included Career Education Corp. and WMS Industries Inc. Shares of education company Career Education Corp. declined as investors reacted negatively to the company’s third-quarter results and resignation of its chief executive officer. Shares of slot-machine maker WMS Industries Inc. declined after the company reported disappointing fiscal fourth-quarter earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s sub-advisor, Fuller & Thaler Asset Management, Inc. (the “Fund’s portfolio managers”) looked for stocks that they believed were mispriced based on behavioral biases. The Fund’s portfolio managers used their research to identify potential catalysts for stock price movements that they believed had been overlooked by analysts and market participants. As a result of this process, the Fund’s largest overweight versus the Benchmark was in the financials sector, while its largest underweight versus the Benchmark was in the consumer discretionary sector.

AUGUST 31, 2012	UNDISCOVERED MANAGERS FUNDS	5

Undiscovered Managers Behavioral Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2012 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Colony Financial, Inc.	3.3%
2.	StanCorp Financial Group, Inc.	2.8
3.	Symetra Financial Corp.	2.8
4.	CNO Financial Group, Inc.	2.3
5.	TETRA Technologies, Inc.	2.2
6.	MTS Systems Corp.	2.1
7.	Chatham Lodging Trust	2.1
8.	Convergys Corp.	2.1
9.	EnerSys, Inc.	2.1
10.	Bancorp, Inc. (The)	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Financials	39.6%
Information Technology	10.9
Industrials	8.7
Consumer Discretionary	7.9
Health Care	6.3
Energy	5.3
Materials	5.0
Consumer Staples	1.7
Short-Term Investment	14.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee that it will be achieved.
***	Percentages indicated are based upon total investments as of August 31, 2012. The Fund’s portfolio composition is subject to change.

6	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2012

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/4/04
Without Sales Charge		22.17%	3.94%	11.37%
With Sales Charge*		15.76	2.82	10.77
CLASS B SHARES	6/4/04
Without CDSC		21.50	3.43	10.92
With CDSC**		16.50	3.08	10.92
CLASS C SHARES	6/4/04
Without CDSC		21.56	3.44	10.92
With CDSC***		20.56	3.44	10.92
INSTITUTIONAL CLASS SHARES	12/28/98	22.38	4.16	11.56

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/02 TO 8/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than those shown because Class A, Class B and Class C Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers Behavioral Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from August 31, 2002 to August 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2012	UNDISCOVERED MANAGERS FUNDS	7

JPMorgan Realty Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2012 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	20.28%
Morgan Stanley Capital International (“MSCI”) U.S. REIT Index	20.17%

Net Assets as of 8/31/2012 (In Thousands)	$760,258

INVESTMENT OBJECTIVE**

The JPMorgan Realty Income Fund (the “Fund”) seeks to provide high total investment return through a combination of capital appreciation and current income.

HOW DID THE MARKET PERFORM?

Central banks continued their efforts to stimulate economic growth with accommodative policies. The U.S. Federal Open Market Committee extended its $400 billion “Operation Twist” program through the end of 2012, while many investors anticipated the additional round of quantitative easing that was announced shortly after the end of the reporting period. Supported by these accommodative actions, a recovery in commercial real estate and an improving outlook for the U.S. housing sector, U.S. real estate securities performed strongly during the reporting period. The MSCI U.S. REIT Index (the “Benchmark”) returned 20.17% for the twelve months ended August 31, 2012.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended August 31, 2012, the Fund (Institutional Class Shares) outperformed the Benchmark due primarily to strong security selection.

Individual contributors to relative performance included the Fund’s overweight positions versus the Benchmark in General Growth Properties, Inc. and Post Properties, Inc. Shares of General Growth Properties, Inc., an owner an operator of regional malls, increased due to investor optimism surrounding a potential takeover and actions taken by the company’s management team to grow future cash flows. Post Properties, Inc.

is an owner of upscale multi-family apartment communities with a large footprint in the Southeast and benefited from improving employment trends in that region.

Individual detractors from the Fund’s relative performance included the Fund’s overweight positions versus the Benchmark in Senior Housing Properties Trust and Apartment Investment & Management Co. Senior Housing Properties Trust owns and operates healthcare properties. Given the steady cash flows generated by its longer-term leases, this security is less sensitive to fluctuations in economic data and underperformed as investors preferred to own real estate securities more tied to economic growth. Apartment Investment & Management Co. is an owner an operator of apartment buildings. While the company showed progress in its efforts to deleverage its balance sheet during the reporting period, the stock underperformed as investors preferred to own less leveraged companies with higher quality real estate portfolios.

Meanwhile, in the storage sector, the positive impact on relative performance from the Fund’s overweight position in CubeSmart was offset by not owning shares of Extra Space Storage Inc. Both stocks benefited from signs of growth in the storage industry. The Fund’s portfolio managers believed that CubeSmart was more attractively valued than Extra Space Storage Inc.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of attractively valued real estate securities. They projected long-term cash flow for each portfolio holding and valued the holdings using a proprietary dividend discount model.

8	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2012

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Simon Property Group, Inc.	11.7%
2.	Public Storage	5.8
3.	HCP, Inc.	5.6
4.	Ventas, Inc.	5.4
5.	Boston Properties, Inc.	4.6
6.	Prologis, Inc.	4.3
7.	Equity Residential	3.7
8.	Host Hotels & Resorts, Inc.	3.5
9.	AvalonBay Communities, Inc.	3.5
10.	Macerich Co. (The)	3.3

PORTFOLIO COMPOSITION BY SECTOR***
Regional Malls	19.8%
Multifamily	19.1
Health Care	13.6
Office	12.6
Diversified	10.0
Storage	6.5
Hotels	6.3
Shopping Centers	5.6
Industrial	4.3
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee that it will be achieved.
***	Percentages indicated are based upon total investments as of August 31, 2012. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2012	UNDISCOVERED MANAGERS FUNDS	9

JPMorgan Realty Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2012 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2012

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	6/4/04
Without Sales Charge		19.75%	2.52%	11.04%
With Sales Charge*		13.48	1.42	10.44
CLASS B SHARES	6/4/04
Without CDSC		19.19	2.02	10.59
With CDSC**		14.19	1.65	10.59
CLASS C SHARES	6/4/04
Without CDSC		19.19	2.00	10.58
With CDSC***		18.19	2.00	10.58
CLASS R5 SHARES	5/15/06	20.33	2.99	11.45
INSTITUTIONAL CLASS SHARES	1/1/98	20.28	2.95	11.42

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/02 TO 8/31/12)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than those shown because Class A, Class B and Class C Shares have higher expenses than Institutional Class Shares.

Returns for Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Realty Income Fund, the MSCI US REIT Index and the Lipper Real Estate Funds Index from August 31, 2002 to August 31, 2012. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI US REIT Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark. The performance of the

Lipper Real Estate Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. The Lipper Real Estate Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2012

Undiscovered Managers Behavioral Growth Fund

(IN LIQUIDATION)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 100.0%
	Consumer Discretionary — 33.9%
	Auto Components — 2.2%
42	Tenneco, Inc. (a)	1,267

	Hotels, Restaurants & Leisure — 6.9%
44	Jack in the Box, Inc. (a)	1,145
114	Pinnacle Entertainment, Inc. (a)	1,263
29	Six Flags Entertainment Corp.	1,613

		4,021

	Household Durables — 2.0%
30	Meritage Homes Corp. (a)	1,133

	Specialty Retail — 19.0%
34	ANN, Inc. (a)	1,224
38	Francesca’s Holdings Corp. (a)	1,353
22	Genesco, Inc. (a)	1,583
40	GNC Holdings, Inc., Class A	1,546
27	Lumber Liquidators Holdings, Inc. (a)	1,236
116	PEP Boys-Manny Moe & Jack (The)	1,041
33	Ulta Salon Cosmetics & Fragrance, Inc.	3,055

		11,038

	Textiles, Apparel & Luxury Goods — 3.8%
34	Movado Group, Inc.	1,185
49	Tumi Holdings, Inc. (a)	1,036

		2,221

	Total Consumer Discretionary	19,680

	Consumer Staples — 7.2%
	Food Products — 4.1%
76	Dean Foods Co. (a)	1,255
17	Hain Celestial Group, Inc. (The) (a)	1,159

		2,414

	Personal Products — 3.1%
39	Elizabeth Arden, Inc. (a)	1,796

	Total Consumer Staples	4,210

	Energy — 1.3%
	Energy Equipment & Services — 1.3%
100	Pioneer Energy Services Corp. (a)	767

	Health Care — 6.7%
	Biotechnology — 2.3%
19	Onyx Pharmaceuticals, Inc. (a)	1,366

	Health Care Equipment & Supplies — 2.2%
56	ABIOMED, Inc. (a)	1,255

	Pharmaceuticals — 2.2%
29	Salix Pharmaceuticals Ltd. (a)	1,262

	Total Health Care	3,883

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 8.9%
	Aerospace & Defense — 2.3%
22	Triumph Group, Inc.	1,302

	Air Freight & Logistics — 2.0%
23	Atlas Air Worldwide Holdings, Inc. (a)	1,184

	Electrical Equipment — 2.2%
35	EnerSys, Inc. (a)	1,293

	Machinery — 2.4%
62	Terex Corp. (a)	1,364

	Total Industrials	5,143

	Information Technology — 40.0%
	Communications Equipment — 1.4%
143	Infinera Corp. (a)	814

	Computers & Peripherals — 2.0%
42	Fusion-io, Inc. (a)	1,188

	Internet Software & Services — 9.8%
51	Ancestry.com, Inc. (a)	1,573
122	Demand Media, Inc. (a)	1,235
36	IAC/InterActiveCorp.	1,877
19	Liquidity Services, Inc. (a)	995

		5,680

	Semiconductors & Semiconductor Equipment — 11.8%
55	Cirrus Logic, Inc. (a)	2,309
64	First Solar, Inc. (a)	1,281
113	Intersil Corp., Class A	999
94	Spansion, Inc., Class A (a)	1,072
36	Ultratech, Inc. (a)	1,177

		6,838

	Software — 15.0%
124	Cadence Design Systems, Inc. (a)	1,636
29	CommVault Systems, Inc. (a)	1,482
47	Ellie Mae, Inc. (a)	1,209
36	SolarWinds, Inc. (a)	1,970
47	Sourcefire, Inc. (a)	2,413

		8,710

	Total Information Technology	23,230

	Materials — 2.0%
	Metals & Mining — 2.0%
56	Worthington Industries, Inc.	1,179

	Total Common Stocks (Cost $47,246)	58,092

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	UNDISCOVERED MANAGERS FUNDS	11

Undiscovered Managers Behavioral Growth Fund

(IN LIQUIDATION)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 0.2%
	Investment Company — 0.2%
129	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (Cost $129)	129

	Total Investments — 100.2% (Cost $47,375)	58,221
	Liabilities in Excess of Other Assets — (0.2)%	(105)

	NET ASSETS — 100.0%	$58,116

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

12	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2012

Undiscovered Managers Behavioral Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 87.3%
	Consumer Discretionary — 8.0%
	Hotels, Restaurants & Leisure — 3.0%
15	CEC Entertainment, Inc.	456
14	Wendy’s Co. (The)	61
35	WMS Industries, Inc. (a)	562
6	Wyndham Worldwide Corp.	313

		1,392

	Media — 0.5%
15	DreamWorks Animation SKG, Inc., Class A (a)	254

	Specialty Retail — 3.2%
44	Aeropostale, Inc. (a)	609
34	Guess?, Inc.	873

		1,482

	Textiles, Apparel & Luxury Goods — 1.3%
12	Columbia Sportswear Co.	607

	Total Consumer Discretionary	3,735

	Consumer Staples — 1.7%
	Food Products — 0.6%
47	Chiquita Brands International, Inc. (a)	284

	Personal Products — 1.1%
31	Prestige Brands Holdings, Inc. (a)	499

	Total Consumer Staples	783

	Energy — 5.4%
	Energy Equipment & Services — 3.4%
68	Pioneer Energy Services Corp. (a)	520
163	TETRA Technologies, Inc. (a)	1,047

		1,567

	Oil, Gas & Consumable Fuels — 2.0%
24	McMoRan Exploration Co. (a)	304
16	Tesoro Corp.	636

		940

	Total Energy	2,507

	Financials — 40.5%
	Capital Markets — 4.2%
60	Apollo Investment Corp.	478
81	Investment Technology Group, Inc. (a)	686
87	Janus Capital Group, Inc.	762

		1,926

	Commercial Banks — 11.9%
102	Bancorp, Inc. (The) (a)	985
19	Banner Corp.	462
60	BBCN Bancorp, Inc. (a)	750

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
109	First Horizon National Corp.	975
99	First Niagara Financial Group, Inc.	780
38	Investors Bancorp, Inc. (a)	647
5	Mercantile Bank Corp. (a)	85
27	PrivateBancorp, Inc.	445
64	Wilshire Bancorp, Inc. (a)	400

		5,529

	Insurance — 10.8%
123	CNO Financial Group, Inc.	1,098
20	HCC Insurance Holdings, Inc.	665
42	Presidential Life Corp.	584
43	StanCorp Financial Group, Inc.	1,343
109	Symetra Financial Corp.	1,332

		5,022

	Real Estate Investment Trusts (REITs) — 13.6%
21	Apollo Commercial Real Estate Finance, Inc.	368
174	CapLease, Inc.	851
72	Chatham Lodging Trust	1,003
81	Colony Financial, Inc.	1,562
27	Franklin Street Properties Corp.	300
22	Inland Real Estate Corp.	184
32	Pebblebrook Hotel Trust	747
31	Starwood Property Trust, Inc.	735
55	Sunstone Hotel Investors, Inc. (a)	572

		6,322

	Total Financials	18,799

	Health Care — 6.5%
	Health Care Providers & Services — 5.6%
114	Health Management Associates, Inc., Class A (a)	872
39	Health Net, Inc. (a)	907
64	PharMerica Corp. (a)	800

		2,579

	Pharmaceuticals — 0.9%
9	Par Pharmaceutical Cos., Inc. (a)	433

	Total Health Care	3,012

	Industrials — 8.9%
	Aerospace & Defense — 0.9%
11	B/E Aerospace, Inc. (a)	427

	Commercial Services & Supplies — 3.2%
43	Brink’s Co. (The)	950
38	Sykes Enterprises, Inc. (a)	510

		1,460

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	UNDISCOVERED MANAGERS FUNDS	13

Undiscovered Managers Behavioral Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Construction & Engineering — 0.4%
13	Dycom Industries, Inc. (a)	181

	Electrical Equipment — 2.1%
27	EnerSys, Inc. (a)	991

	Machinery — 2.1%
8	Navistar International Corp. (a)	171
37	Terex Corp. (a)	817

		988

	Trading Companies & Distributors — 0.2%
2	United Rentals, Inc. (a)	76

	Total Industrials	4,123

	Information Technology — 11.2%
	Communications Equipment — 1.7%
176	Harmonic, Inc. (a)	804

	Electronic Equipment, Instruments & Components — 2.2%
20	MTS Systems Corp.	1,011

	IT Services — 5.6%
39	Broadridge Financial Solutions, Inc.	924
64	Convergys Corp.	991
25	Lender Processing Services, Inc.	693

		2,608

	Semiconductors & Semiconductor Equipment — 0.6%
15	International Rectifier Corp. (a)	254

	Software — 1.1%
12	ACI Worldwide, Inc. (a)	499

	Total Information Technology	5,176

	Materials — 5.1%
	Chemicals — 1.6%
19	Celanese Corp., Series A	731

	Metals & Mining — 2.4%
73	Commercial Metals Co.	925
8	RTI International Metals, Inc. (a)	182

		1,107

	Paper & Forest Products — 1.1%
32	PH Glatfelter Co.	543

	Total Materials	2,381

	Total Common Stocks (Cost $32,506)	40,516

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 14.9%
	Investment Company — 14.9%
6,918	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (Cost $6,918)	6,918

	Total Investments — 102.2% (Cost $39,424)	47,434
	Liabilities in Excess of Other Assets — (2.2)%	(1,038)

	NET ASSETS — 100.0%	$46,396

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

14	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2012

JPMorgan Realty Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.8%
	Diversified — 10.0%
157	American Tower Corp.	11,028
365	Cousins Properties, Inc.	2,917
203	Digital Realty Trust, Inc.	15,126
827	Duke Realty Corp.	11,988
513	Liberty Property Trust	18,925
202	Vornado Realty Trust	16,356

		76,340

	Health Care — 13.6%
923	HCP, Inc.	42,315
265	Health Care REIT, Inc.	15,484
226	Senior Housing Properties Trust	4,992
621	Ventas, Inc.	40,696

		103,487

	Hotels — 6.3%
1,731	Host Hotels & Resorts, Inc.	26,487
421	LaSalle Hotel Properties	11,477
129	Pebblebrook Hotel Trust	3,058
663	Sunstone Hotel Investors, Inc. (a)	6,910

		47,932

	Industrial — 4.3%
947	Prologis, Inc.	32,372

	Multifamily — 19.1%
268	American Campus Communities, Inc.	12,496
616	Apartment Investment & Management Co., Class A	16,301
240	Associated Estates Realty Corp.	3,650
185	AvalonBay Communities, Inc.	26,224
93	BRE Properties, Inc.	4,620
190	Camden Property Trust	13,162
78	Education Realty Trust, Inc.	900
108	Equity Lifestyle Properties, Inc.	7,406
469	Equity Residential	28,339
97	Essex Property Trust, Inc.	14,775
251	Post Properties, Inc.	12,827
165	UDR, Inc.	4,174

		144,874

	Office — 12.6%
256	Alexandria Real Estate Equities, Inc.	18,913
315	Boston Properties, Inc.	35,297
447	Highwoods Properties, Inc.	14,588
186	Kilroy Realty Corp.	8,775

SHARES	SECURITY DESCRIPTION	VALUE($)

	Office — Continued
228	SL Green Realty Corp.	18,340

		95,913

	Regional Malls — 19.8%
472	CBL & Associates Properties, Inc.	10,081
633	General Growth Properties, Inc.	13,030
415	Macerich Co. (The)	24,718
123	National Retail Properties, Inc.	3,822
562	Simon Property Group, Inc.	89,156
125	Taubman Centers, Inc.	9,968

		150,775

	Shopping Centers — 5.6%
716	DDR Corp.	10,902
113	Federal Realty Investment Trust	12,234
768	Kimco Realty Corp.	15,605
78	Regency Centers Corp.	3,833

		42,574

	Storage — 6.5%
386	CubeSmart	4,982
305	Public Storage	44,364

		49,346

	Total Common Stocks (Cost $595,142)	743,613

Short-Term Investment — 2.2%
	Investment Company — 2.2%
16,453	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (Cost $16,453)	16,453

	Total Investments — 100.0% (Cost $611,595)	760,066
	Other Assets in Excess of Liabilities — 0.0% (g)	192

	NET ASSETS — 100.0%	$760,258

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	UNDISCOVERED MANAGERS FUNDS	15

Undiscovered Managers Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2012

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of August 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

16	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2012

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2012	UNDISCOVERED MANAGERS FUNDS	17

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2012

(Amounts in thousands, except per share amounts)

	Behavioral Growth Fund (in liquidation)		Behavioral Value Fund		Realty Income Fund
ASSETS:
Investments in non-affiliates, at value	$58,092		$40,516		$743,613
Investments in affiliates, at value	129		6,918		16,453

Total investment securities, at value	58,221		47,434		760,066
Receivables:
Investment securities sold	—		—		6,685
Fund shares sold	—		461		6,647
Dividends from non-affiliates	27		23		390
Dividends from affiliates	—	(a)	—	(a)	1

Total Assets	58,248		47,918		773,789

LIABILITIES:
Payables:
Investment securities purchased	—		1,377		12,801
Fund shares redeemed	4		41		172
Accrued liabilities:
Investment advisory fees	43		31		418
Administration fees	4		3		—
Shareholder servicing fees	1		1		22
Distribution fees	2		10		14
Custodian and accounting fees	5		5		7
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—		—
Transfer agent fees	30		9		25
Audit fees	33		33		42
Other	10		12		30

Total Liabilities	132		1,522		13,531

Net Assets	$58,116		$46,396		$760,258

SEE NOTES TO FINANCIAL STATEMENTS.

18	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2012

	Behavioral Growth Fund (in liquidation)	Behavioral Value Fund	Realty Income Fund
NET ASSETS:
Paid-in-Capital	$48,182	$63,247	$634,870
Accumulated undistributed (distributions in excess of) net investment income	(12)	(148)	168
Accumulated net realized gains (losses)	(900)	(24,713)	(23,251)
Net unrealized appreciation (depreciation)	10,846	8,010	148,471

Total Net Assets	$58,116	$46,396	$760,258

Net Assets:
Class A	$2,627	$18,601	$47,124
Class B	269	1,339	977
Class C	1,450	8,474	5,416
Class R5	—	—	388,566
Institutional Class	53,458	17,982	318,175
Investor Class	312	—	—

Total	$58,116	$46,396	$760,258

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	112	521	4,028
Class B	12	39	84
Class C	65	247	471
Class R5	—	—	33,084
Institutional Class	2,166	496	27,099
Investor Class	13	—	—

Net Asset Value: (b)
Class A — Redemption price per share	$23.41	$35.72	$11.70
Class B — Offering price per share (c)	22.34	34.25	11.60
Class C — Offering price per share (c)	22.33	34.23	11.50
Class R5 — Offering and redemption price per share	—	—	11.74
Institutional Class — Offering and redemption price per share	24.68	36.29	11.74
Investor Class — Offering and redemption price per share	23.44	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$24.71	$37.70	$12.35

Cost of investments in non-affiliates	$47,246	$32,506	$595,142
Cost of investments in affiliates	129	6,918	16,453

(a)	Amount rounds to less than $1,000.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	UNDISCOVERED MANAGERS FUNDS	19

STATEMENTS OF OPERATIONS

AS OF AUGUST 31, 2012

(Amounts in thousands)

	Behavioral Growth Fund (in liquidation)	Behavioral Value Fund		Realty Income Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$212	$438		$11,927
Dividend income from affiliates	2	4		14

Total investment income	214	442		11,941

EXPENSES:
Investment advisory fees	541	353		4,052
Administration fees	50	29		471
Distribution fees:
Class A	7	32		92
Class B	2	11		7
Class C	13	56		33
Investor Class	1	—		—
Shareholder servicing fees:
Class A	7	32		92
Class B	1	4		2
Class C	4	18		11
Class R5	—	—		111
Institutional Class	52	12		277
Custodian and accounting fees	32	31		38
Interest expense to affiliates	— (a)	—	(a)	—
Professional fees	44	43		55
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)	5
Printing and mailing costs	— (a)	—	(a)	53
Registration and filing fees	61	48		97
Transfer agent fees	67	45		145
Other	8	5		36

Total expenses	891	719		5,577

Less amounts waived	(126)	(165)		(1,297)
Net expenses	765	554		4,280

Net investment income (loss)	(551)	(112)		7,661

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(287)	1,003		8,504
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	7,124	4,238		84,497

Net realized/unrealized gains (losses)	6,837	5,241		93,001

Change in net assets resulting from operations	$6,286	$5,129		$100,662

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

20	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2012

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Behavioral Growth Fund		Behavioral Value Fund		Realty Income Fund
	Year Ended 8/31/2012 (in liquidation)	Year Ended 8/31/2011	Year Ended 8/31/2012	Year Ended 8/31/2011	Year Ended 8/31/2012	Year Ended 8/31/2011
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(551)	$(684)	$(112)	$43	$7,661	$4,283
Net realized gain (loss)	(287)	9,740	1,003	4,726	8,504	21,237
Change in net unrealized appreciation/depreciation	7,124	2,902	4,238	(23)	84,497	22,699

Change in net assets resulting from operations	6,286	11,958	5,129	4,746	100,662	48,219

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(6)	—	(391)	(329)
From net realized gains	(397)	—	—	—	(292)	—
Class B
From net investment income	—	—	—	—	(7)	(16)
From net realized gains	(39)	—	—	—	(7)	—
Class C
From net investment income	—	—	—	—	(33)	(50)
From net realized gains	(257)	—	—	—	(32)	—
Class R5
From net investment income	—	—	—	—	(3,110)	(1,936)
From net realized gains	—	—	—	—	(1,702)	—
Institutional Class
From net investment income	—	—	(37)	—	(3,948)	(4,567)
From net realized gains	(6,287)	—	—	—	(1,976)	—
Investor Class
From net realized gains	(41)	—	—	—	—	—

Total distributions to shareholders	(7,021)	—	(43)	—	(11,498)	(6,898)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,089	(15,175)	8,971	(1,170)	300,275	139,143

NET ASSETS:
Change in net assets	1,354	(3,217)	14,057	3,576	389,439	180,464
Beginning of period	56,762	59,979	32,339	28,763	370,819	190,355

End of period	$58,116	$56,762	$46,396	$32,339	$760,258	$370,819

Accumulated undistributed (distributions in excess of) net investment income	$(12)	$(4)	$(148)	$40	$168	$(4)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	UNDISCOVERED MANAGERS FUNDS	21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Behavioral Growth Fund		Behavioral Value Fund		Realty Income Fund
	Year Ended 8/31/2012 (in liquidation)	Year Ended 8/31/2011	Year Ended 8/31/2012	Year Ended 8/31/2011	Year Ended 8/31/2012	Year Ended 8/31/2011
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,556	$3,178	$14,340	$7,168	$27,756	$28,200
Dividends and distributions reinvested	345	—	5	—	648	318
Cost of shares redeemed	(2,367)	(2,530)	(9,294)	(5,206)	(13,765)	(12,605)

Change in net assets resulting from Class A capital transactions	$(466)	$648	$5,051	$1,962	$14,639	$15,913

Class B
Proceeds from shares issued	$1	$78	$1	$53	$12	$139
Dividends and distributions reinvested	38	—	—	—	13	15
Cost of shares redeemed	(66)	(137)	(378)	(378)	(208)	(419)

Change in net assets resulting from Class B capital transactions	$(27)	$(59)	$(377)	$(325)	$(183)	$(265)

Class C
Proceeds from shares issued	$1,298	$1,745	$2,393	$1,553	$1,688	$1,474
Dividends and distributions reinvested	230	—	—	—	62	46
Cost of shares redeemed	(1,314)	(1,053)	(1,912)	(1,749)	(973)	(765)

Change in net assets resulting from Class C capital transactions	$214	$692	$481	$(196)	$777	$755

Class R5
Proceeds from shares issued	$—	$—	$—	$—	$257,094	$33,651
Dividends and distributions reinvested	—	—	—	—	4,564	1,936
Cost of shares redeemed	—	—	—	—	(5,112)	(64,166)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$—	$—	$256,546	$(28,579)

Institutional Class
Proceeds from shares issued	$3,282	$4,903	$9,083	$1,077	$109,525	$181,808
Dividends and distributions reinvested	6,276	—	36	—	1,479	1,135
Cost of shares redeemed	(7,164)	(21,352)	(5,303)	(3,688)	(82,508)	(31,624)

Change in net assets resulting from Institutional Class capital transactions	$2,394	$(16,449)	$3,816	$(2,611)	$28,496	$151,319

Investor Class
Proceeds from shares issued	$— (a)	$30	$—	$—	$—	$—
Dividends and distributions reinvested	37	—	—	—	—	—
Cost of shares redeemed	(63)	(37)	—	—	—	—

Change in net assets resulting from Investor Class capital transactions	$(26)	$(7)	$—	$—	$—	$—

Total change in net assets resulting from capital transactions	$2,089	$(15,175)	$8,971	$(1,170)	$300,275	$139,143

SEE NOTES TO FINANCIAL STATEMENTS.

22	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2012

	Behavioral Growth Fund		Behavioral Value Fund		Realty Income Fund
	Year Ended 8/31/2012 (in liquidation)	Year Ended 8/31/2011	Year Ended 8/31/2012	Year Ended 8/31/2011	Year Ended 8/31/2012	Year Ended 8/31/2011
SHARE TRANSACTIONS:
Class A
Issued	67	116	408	224	2,615	2,947
Reinvested	17	—	— (a)	—	60	33
Redeemed	(104)	(98)	(302)	(166)	(1,310)	(1,318)

Change in Class A Shares	(20)	18	106	58	1,365	1,662

Class B
Issued	— (a)	3	— (a)	2	1	14
Reinvested	2	—	—	—	1	1
Redeemed	(3)	(5)	(12)	(13)	(19)	(43)

Change in Class B Shares	(1)	(2)	(12)	(11)	(17)	(28)

Class C
Issued	57	67	71	50	157	155
Reinvested	12	—	—	—	6	5
Redeemed	(59)	(40)	(61)	(59)	(93)	(80)

Change in Class C Shares	10	27	10	(9)	70	80

Class R5
Issued	—	—	—	—	23,411	3,405
Reinvested	—	—	—	—	416	202
Redeemed	—	—	—	—	(457)	(6,987)

Change in Class R5 Shares	—	—	—	—	23,370	(3,380)

Institutional Class
Issued	136	171	255	32	10,192	19,515
Reinvested	294	—	1	—	138	117
Redeemed	(293)	(767)	(166)	(114)	(7,557)	(3,209)

Change in Institutional Class Shares	137	(596)	90	(82)	2,773	16,423

Investor Class
Issued	— (a)	1	—	—	—	—
Reinvested	2	—	—	—	—	—
Redeemed	(3)	(1)	—	—	—	—

Change in Investor Class Shares	(1)	— (a)	—	—	—	—

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	UNDISCOVERED MANAGERS FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Behavioral Growth Fund
Class A
Year Ended August 31, 2012 (in liquidation)	$24.37	$(0.30	)(c)	$2.56	$2.26	$(3.22)
Year Ended August 31, 2011	20.69	(0.37	)(c)(d)	4.05	3.68	—
Year Ended August 31, 2010	19.13	(0.30	)(c)	1.86	1.56	—
Year Ended August 31, 2009	24.56	(0.23	)(c)	(5.20)	(5.43)	—
Year Ended August 31, 2008	28.09	(0.38	)(c)	(3.15)	(3.53)	—

Class B
Year Ended August 31, 2012 (in liquidation)	23.51	(0.39	)(c)	2.44	2.05	(3.22)
Year Ended August 31, 2011	20.05	(0.47	)(c)(d)	3.93	3.46	—
Year Ended August 31, 2010	18.64	(0.40	)(c)	1.81	1.41	—
Year Ended August 31, 2009	24.05	(0.30	)(c)	(5.11)	(5.41)	—
Year Ended August 31, 2008	27.64	(0.49	)(c)	(3.10)	(3.59)	—

Class C
Year Ended August 31, 2012 (in liquidation)	23.50	(0.39	)(c)	2.44	2.05	(3.22)
Year Ended August 31, 2011	20.05	(0.48	)(c)(d)	3.93	3.45	—
Year Ended August 31, 2010	18.64	(0.40	)(c)	1.81	1.41	—
Year Ended August 31, 2009	24.05	(0.30	)(c)	(5.11)	(5.41)	—
Year Ended August 31, 2008	27.64	(0.49	)(c)	(3.10)	(3.59)	—

Institutional Class
Year Ended August 31, 2012 (in liquidation)	25.43	(0.22	)(c)	2.69	2.47	(3.22)
Year Ended August 31, 2011	21.51	(0.26	)(c)(d)	4.18	3.92	—
Year Ended August 31, 2010	19.83	(0.24	)(c)	1.92	1.68	—
Year Ended August 31, 2009	25.36	(0.17	)(c)	(5.36)	(5.53)	—
Year Ended August 31, 2008	28.90	(0.29	)(c)	(3.25)	(3.54)	—

Investor Class
Year Ended August 31, 2012 (in liquidation)	24.39	(0.30	)(c)	2.57	2.27	(3.22)
Year Ended August 31, 2011	20.70	(0.35	)(c)(d)	4.04	3.69	—
Year Ended August 31, 2010	19.15	(0.30	)(c)	1.85	1.55	—
Year Ended August 31, 2009	24.58	(0.23	)(c)	(5.20)	(5.43)	—
Year Ended August 31, 2008	28.11	(0.38	)(c)	(3.15)	(3.53)	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $(0.43), $(0.53), $(0.54), $(0.33) and $(0.41) for Class A, Class B, Class C, Institutional Class and Investor Class Shares, respectively and the net investment income (loss) ratio would have been (1.57)%, (2.03)%, (2.05)%, (1.17)% and (1.53)% for Class A, Class B, Class C, Institutional Class and Investor Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

24	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$23.41	11.27%	$2,627	1.65%	(1.28)%		1.92%	140%
24.37	17.79	3,205	1.64	(1.35	)(d)	1.90	165
20.69	8.15	2,351	1.65	(1.41)		1.96	135
19.13	(22.11)	1,879	1.65	(1.36)		2.09	102
24.56	(12.57)	3,424	1.65	(1.43)		1.86	136

22.34	10.74	269	2.15	(1.77)		2.42	140
23.51	17.26	305	2.14	(1.80	)(d)	2.41	165
20.05	7.56	304	2.15	(1.92)		2.46	135
18.64	(22.49)	349	2.15	(1.85)		2.58	102
24.05	(12.99)	673	2.15	(1.93)		2.36	136

22.33	10.74	1,450	2.15	(1.77)		2.41	140
23.50	17.21	1,302	2.14	(1.83	)(d)	2.39	165
20.05	7.56	568	2.15	(1.92)		2.46	135
18.64	(22.49)	625	2.15	(1.86)		2.59	102
24.05	(12.99)	866	2.15	(1.93)		2.36	136

24.68	11.66	53,458	1.30	(0.92)		1.51	140
25.43	18.22	51,605	1.29	(0.94	)(d)	1.51	165
21.51	8.47	56,456	1.30	(1.07)		1.56	135
19.83	(21.81)	63,847	1.30	(1.01)		1.69	102
25.36	(12.25)	87,419	1.30	(1.07)		1.46	136

23.44	11.31	312	1.65	(1.28)		1.76	140
24.39	17.83	345	1.64	(1.30	)(d)	1.75	165
20.70	8.09	300	1.65	(1.42)		1.81	135
19.15	(22.09)	356	1.65	(1.36)		1.94	102
24.58	(12.56)	541	1.65	(1.35)		1.70	136

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	UNDISCOVERED MANAGERS FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Behavioral Value Fund
Class A
Year Ended August 31, 2012	$29.26	$(0.10	)(c)	$6.58	$6.48	$(0.02)	$—	$(0.02)
Year Ended August 31, 2011	25.01	0.04	(c)	4.21	4.25	—	—	—
Year Ended August 31, 2010	22.40	—	(c)(d)	2.61	2.61	—	—	—
Year Ended August 31, 2009	24.16	(0.03	)(c)	(1.73)	(1.76)	—	—	—
Year Ended August 31, 2008	31.74	(0.07	)(c)	(5.46)	(5.53)	—	(2.05)	(2.05)

Class B
Year Ended August 31, 2012	28.18	(0.23	)(c)	6.30	6.07	—	—	—
Year Ended August 31, 2011	24.20	(0.09	)(c)	4.07	3.98	—	—	—
Year Ended August 31, 2010	21.79	(0.13	)(c)	2.54	2.41	—	—	—
Year Ended August 31, 2009	23.61	(0.12	)(c)	(1.70)	(1.82)	—	—	—
Year Ended August 31, 2008	31.20	(0.20	)(c)	(5.34)	(5.54)	—	(2.05)	(2.05)

Class C
Year Ended August 31, 2012	28.16	(0.24	)(c)	6.31	6.07	—	—	—
Year Ended August 31, 2011	24.19	(0.10	)(c)	4.07	3.97	—	—	—
Year Ended August 31, 2010	21.78	(0.13	)(c)	2.54	2.41	—	—	—
Year Ended August 31, 2009	23.60	(0.11	)(c)	(1.71)	(1.82)	—	—	—
Year Ended August 31, 2008	31.19	(0.20	)(c)	(5.34)	(5.54)	—	(2.05)	(2.05)

Institutional Class
Year Ended August 31, 2012	29.76	(0.02	)(c)	6.67	6.65	(0.12)	—	(0.12)
Year Ended August 31, 2011	25.39	0.12	(c)	4.25	4.37	—	—	—
Year Ended August 31, 2010	22.69	0.04	(c)	2.66	2.70	—	—	—
Year Ended August 31, 2009	24.42	0.01	(c)	(1.74)	(1.73)	—	—	—
Year Ended August 31, 2008	31.97	(0.02	)(c)	(5.48)	(5.50)	—	(2.05)	(2.05)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Amount rounds to less than $0.01.
(e)	Includes interest expense to affiliates of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

26	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$35.72	22.17%	$18,601	1.59%		(0.30)%	2.13%	61%
29.26	16.99	12,149	1.59		0.14	2.16	44
25.01	11.65	8,919	1.60		(0.01)	2.18	50
22.40	(7.28)	8,337	1.60		(0.18)	2.39	61
24.16	(18.02)	11,658	1.60		(0.26)	1.94	55

34.25	21.54	1,339	2.09		(0.73)	2.68	61
28.18	16.45	1,427	2.09		(0.31)	2.67	44
24.20	11.06	1,489	2.09		(0.52)	2.68	50
21.79	(7.71)	1,534	2.10		(0.69)	2.90	61
23.61	(18.39)	2,287	2.10		(0.78)	2.46	55

34.23	21.56	8,474	2.09		(0.75)	2.66	61
28.16	16.41	6,684	2.09		(0.32)	2.67	44
24.19	11.07	5,957	2.09		(0.52)	2.68	50
21.78	(7.71)	6,187	2.10		(0.66)	2.89	61
23.60	(18.39)	10,655	2.10		(0.78)	2.45	55

36.29	22.41	17,982	1.39		(0.06)	1.76	61
29.76	17.21	12,079	1.39		0.39	1.77	44
25.39	11.90	12,398	1.39		0.15	1.79	50
22.69	(7.08)	22,326	1.41	(e)	0.05	1.95	61
24.42	(17.79)	56,351	1.40		(0.08)	1.55	55

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	UNDISCOVERED MANAGERS FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Realty Income Fund
Class A
Year Ended August 31, 2012	$9.95	$0.11	(c)	$1.83	$1.94	$(0.12)	$(0.07)	$—	$(0.19)
Year Ended August 31, 2011	8.47	0.09	(c)	1.57	1.66	(0.18)	—	—	(0.18)
Year Ended August 31, 2010	6.51	0.13	(c)	1.99	2.12	(0.14)	—	(0.02)	(0.16)
Year Ended August 31, 2009	10.73	0.19	(c)	(4.12)	(3.93)	(0.18)	—	(0.11)	(0.29)
Year Ended August 31, 2008	15.54	0.24	(c)	(1.50)	(1.26)	(0.27)	(3.25)	(0.03)	(3.55)

Class B
Year Ended August 31, 2012	9.87	0.06	(c)	1.82	1.88	(0.08)	(0.07)	—	(0.15)
Year Ended August 31, 2011	8.41	0.04	(c)	1.56	1.60	(0.14)	—	—	(0.14)
Year Ended August 31, 2010	6.47	0.09	(c)	1.98	2.07	(0.11)	—	(0.02)	(0.13)
Year Ended August 31, 2009	10.65	0.16	(c)	(4.08)	(3.92)	(0.15)	—	(0.11)	(0.26)
Year Ended August 31, 2008	15.45	0.18	(c)	(1.48)	(1.30)	(0.22)	(3.25)	(0.03)	(3.50)

Class C
Year Ended August 31, 2012	9.79	0.06	(c)	1.80	1.86	(0.08)	(0.07)	—	(0.15)
Year Ended August 31, 2011	8.35	0.04	(c)	1.54	1.58	(0.14)	—	—	(0.14)
Year Ended August 31, 2010	6.42	0.09	(c)	1.97	2.06	(0.11)	—	(0.02)	(0.13)
Year Ended August 31, 2009	10.60	0.16	(c)	(4.07)	(3.91)	(0.16)	—	(0.11)	(0.27)
Year Ended August 31, 2008	15.39	0.17	(c)	(1.47)	(1.30)	(0.21)	(3.25)	(0.03)	(3.49)

Class R5
Year Ended August 31, 2012	9.97	0.16	(c)	1.84	2.00	(0.16)	(0.07)	—	(0.23)
Year Ended August 31, 2011	8.48	0.14	(c)	1.57	1.71	(0.22)	—	—	(0.22)
Year Ended August 31, 2010	6.51	0.16	(c)	2.00	2.16	(0.16)	—	(0.03)	(0.19)
Year Ended August 31, 2009	10.76	0.20	(c)	(4.12)	(3.92)	(0.22)	—	(0.11)	(0.33)
Year Ended August 31, 2008	15.55	0.29	(c)	(1.49)	(1.20)	(0.30)	(3.25)	(0.04)	(3.59)

Institutional Class
Year Ended August 31, 2012	9.97	0.16	(c)	1.84	2.00	(0.16)	(0.07)	—	(0.23)
Year Ended August 31, 2011	8.48	0.13	(c)	1.57	1.70	(0.21)	—	—	(0.21)
Year Ended August 31, 2010	6.51	0.16	(c)	2.00	2.16	(0.16)	—	(0.03)	(0.19)
Year Ended August 31, 2009	10.76	0.22	(c)	(4.14)	(3.92)	(0.22)	—	(0.11)	(0.33)
Year Ended August 31, 2008	15.55	0.29	(c)	(1.49)	(1.20)	(0.30)	(3.25)	(0.04)	(3.59)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Includes interest expense to affiliates of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

28	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2012

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earning credits	Portfolio turnover rate

$11.70	19.75%	$47,124	1.18%		1.04%	1.42%	78%
9.95	19.67	26,485	1.18		0.94	1.44	141
8.47	32.92	8,480	1.36		1.66	1.58	133
6.51	(35.96)	4,963	1.40		3.27	1.81	122
10.73	(7.24)	8,414	1.40		2.00	1.67	123

11.60	19.19	977	1.68		0.58	1.92	78
9.87	19.06	1,001	1.68		0.46	1.94	141
8.41	32.23	1,081	1.86		1.17	2.09	133
6.47	(36.30)	1,047	1.90		2.79	2.30	122
10.65	(7.61)	2,266	1.91	(d)	1.50	2.17	123

11.50	19.19	5,416	1.68		0.55	1.92	78
9.79	19.00	3,924	1.68		0.44	1.94	141
8.35	32.38	2,684	1.85		1.14	2.08	133
6.42	(36.37)	1,410	1.90		2.77	2.32	122
10.60	(7.60)	2,227	1.91	(d)	1.46	2.17	123

11.74	20.33	388,566	0.73		1.44	0.96	78
9.97	20.21	96,854	0.73		1.45	1.00	141
8.48	33.60	111,058	0.85		2.06	1.11	133
6.51	(35.70)	29,347	0.90		3.68	1.43	122
10.76	(6.74)	15,214	0.92		2.50	1.23	123

11.74	20.28	318,175	0.78		1.47	1.02	78
9.97	20.17	242,555	0.78		1.35	1.04	141
8.48	33.56	67,052	0.90		2.11	1.18	133
6.51	(35.72)	47,378	0.93		3.73	1.42	122
10.76	(6.78)	85,687	0.97		2.40	1.27	123

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2012	UNDISCOVERED MANAGERS FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012

1. Organization

Undiscovered Managers Funds (the “Trust”) was organized on September 29, 1997, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Undiscovered Managers Behavioral Growth Fund	Class A, Class B, Class C, Institutional Class and Investor Class	Diversified
Undiscovered Managers Behavioral Value Fund	Class A, Class B, Class C and Institutional Class	Diversified
JPMorgan Realty Income Fund	Class A, Class B, Class C, Class R5 and Institutional Class	Non-Diversified

At their meeting on August 23, 2012, the Board of Trustees of the Undiscovered Managers Behavioral Growth Fund approved the liquidation of the Fund, which will occur on or about October 31, 2012. Effective September 15, 2012, the Fund no longer accepts subscription orders.

Prior to approving the liquidation of the Fund, the investment objective of Behavioral Growth Fund was growth of capital.

The investment objective of Behavioral Value Fund is capital appreciation.

The investment objective of Realty Income Fund is high total investment return through a combination of capital appreciation and current income.

Effective November 1, 2009, Class B Shares of the Funds may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Institutional Class and Investor Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

The financial statements of Undiscovered Managers Behavioral Growth Fund have been prepared on a liquidation basis of accounting in accordance with accounting principles generally accepted in the United States of America. Accordingly, assets have been recorded at their fair value or estimated realizable amount, liabilities have been recorded at the present value amounts to be paid and all other costs of liquidation have been accrued. Assets and liabilities were historically carried at values that approximated fair value. Accordingly, the use of the liquidation basis of accounting is substantially similar to the basis of accounting Undiscovered Managers Behavioral Growth Fund had applied prior to the use of the liquidation basis of accounting.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price.

Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Investments in other open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

30	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2012

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and discuss and assess Fair Values on an ongoing and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values are assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Behavioral Growth Fund
Total Investments in Securities (a)	$58,221	$—	$—	$58,221

Behavioral Value Fund
Total Investments in Securities (a)	$47,434	$—	$—	$47,434

Realty Income Fund
Total Investments in Securities (a)	$760,066	$—	$—	$760,066

(a)	All portfolio holdings designated as Level 1 are disclosed individually in the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended August 31, 2012.

B. Security Transactions and Investment Income — For financial reporting purposes, investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class.

D. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to

AUGUST 31, 2012	UNDISCOVERED MANAGERS FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (continued)

shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually, except for the Realty Income Fund, which are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts: (amounts in thousands):

	Paid-in-capital		Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Behavioral Growth Fund	$—	(a)	$543	$(543)
Behavioral Value Fund	18		(33)	15
Realty Income Fund	(125)		—	125

The reclassifications for the Fund relate primarily to distributions from investments in real estate investment trusts (Behavioral Value Fund and Realty Income Fund) and net operating loss utilized (Behavioral Growth Fund).

a)	Amount rounds to less than $1,000

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Behavioral Growth Fund	0.95%
Behavioral Value Fund	1.05
Realty Income Fund	0.75

Sub-advisory agreements exist between the Advisor and the following sub-advisor:

Behavioral Growth Fund	Fuller & Thaler Asset Management, Inc.
Behavioral Value Fund	Fuller & Thaler Asset Management, Inc.

The sub-advisor receives a portion of the fees payable to the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended August 31, 2012, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, and successor in interest to J.P. Morgan Investor Services Co., serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

32	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2012

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Investor Class Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Investor Class
Behavioral Growth Fund	0.25%	0.75%	0.75%	0.35	%*
Behavioral Value Fund	0.25	0.75	0.75	n/a
Realty Income Fund	0.25	0.75	0.75	n/a

*	This amount represents the combined amount that may be paid by the Investor Class Shares of the Behavioral Growth Fund under the Distribution Plan and the Shareholder Servicing Agreement.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended August 31, 2012, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Behavioral Growth Fund	$1	$1
Behavioral Value Fund	4	—	(a)
Realty Income Fund	9	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class
Behavioral Growth Fund	0.25%	0.25%	0.25%	n/a	0.10%
Behavioral Value Fund	0.25	0.25	0.25	n/a	0.10
Realty Income Fund	0.25	0.25	0.25	0.05%	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Institutional Class	Investor Class
Behavioral Growth Fund	1.65%	2.15%	2.15%	n/a	1.30%	1.65%
Behavioral Value Fund	1.60	2.10	2.10	n/a	1.40	n/a
Realty Income Fund	1.18	1.68	1.68	0.73%	0.78	n/a

The expense limitation agreements were in effect for the year ended August 31, 2012. The contractual expense limitation percentages in the table above are in place until at least December 31, 2012.

For the year ended August 31, 2012, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Behavioral Growth Fund	$61	$3	$59	$123
Behavioral Value Fund	93	8	60	161
Realty Income Fund	768	323	187	1,278

AUGUST 31, 2012	UNDISCOVERED MANAGERS FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (continued)

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in these money market funds for the year ended August 31, 2012 were as follows (amounts in thousands):

Behavioral Growth Fund	$3
Behavioral Value Fund	4
Realty Income Fund	19

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended August 31, 2012, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended August 31, 2012, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended August 31, 2012 purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Behavioral Growth Fund	$78,254	$82,906
Behavioral Value Fund	22,425	19,333
Realty Income Fund	709,369	417,302

During the year ended August 31, 2012, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at August 31, 2012 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Behavioral Growth Fund	$47,390	$11,992	$1,161	$10,831
Behavioral Value Fund	40,689	8,702	1,957	6,745
Realty Income Fund	636,274	125,952	2,160	123,792

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year period ended August 31, 2012 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Behavioral Growth Fund	$—	7,021	$7,021
Behavioral Value Fund	43	—	43
Realty Income Fund	8,544	2,954	11,498

34	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2012

The tax character of distributions paid during the fiscal year period ended August 31, 2011 was as follows (amounts in thousands):

	Ordinary Income	Total Distributions Paid
Realty Income Fund	$6,898	$6,898

At August 31, 2012, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Behavioral Growth Fund	$—	$—	$10,831
Behavioral Value Fund	—	(23,281)	6,745
Realty Income Fund	—	1,601	123,792

The cumulative timing differences primarily consist of deferred dividends from investments in real estate investment trusts (Realty Income Fund), late-year loss deferred (Behavioral Value Fund), post-October loss deferrals (Behavioral Growth Fund and Behavioral Value Fund), trustee deferred compensation (Behavioral Growth Fund) and wash sale loss deferrals (Behavioral Value Fund and Realty Income Fund).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after August 31, 2011, may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2012, the Funds did not have post-enactment net capital loss carryforwards.

At August 31, 2012, the following Fund had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	2018	Total
Behavioral Value Fund	$8,144	$15,137	$23,281

During the year ended August 31, 2012, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Total
Behavioral Value Fund	$1,300
Realty Income Fund	7,483

Net capital losses and net specified gains (losses) incurred after October 31 and within the taxable year are deemed to arise on the first business day of the fund next taxable year. For the year ended August 31, 2012 the Fund deferred to September 1, 2012 post October capital losses (amounts in thousands)

	Late Year Ordinary loss Deferral	Short Term	Long-Term
Behavioral Growth Fund (a)	$—	$886	$—
Behavioral Value Fund	145	167	—

(a)	Upon final liquidation, these capital losses will not longer be available.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

AUGUST 31, 2012	UNDISCOVERED MANAGERS FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2012 (continued)

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 12, 2012.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2012, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Realty Income Fund invests primarily in shares of real estate investment trusts (“REITS”). While the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership of real estate. These risks may include, but are not limited to, price movement as a result of interest rate fluctuations, general and local economic conditions, and heavy cash flow dependency, in addition to securities market risks.

All of the Funds may invest in companies with relatively small market capitalizations. Behavioral Growth Fund and Behavioral Value Fund will invest primarily in such companies. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for Realty Income Fund.

In addition, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate, approximately 33.32% of the net assets of the Realty Income Fund.

Additionally, Behavioral Growth Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact each Fund’s performance.

36	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Undiscovered Managers Funds and the Shareholders of the Undiscovered Managers Behavioral Growth Fund (in liquidation), Undiscovered Managers Behavioral Value Fund and JPMorgan Realty Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund and JPMorgan Realty Income Fund (each a separate fund of Undiscovered Managers Funds) (hereafter collectively referred to as the “Funds”) at August 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 1, at their meeting on August 23, 2012, the Board of Trustees of Undiscovered Managers Behavioral Growth Fund approved the liquidation of the Fund, which will occur on or about October 31, 2012.

PricewaterhouseCoopers LLP

New York, New York

October 29, 2012

AUGUST 31, 2012	UNDISCOVERED MANAGERS FUNDS	37

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000-2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	169	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	169	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	169	Director, New Plan Excel (NXL) (1999-2005); Director, National Financial Partners (NFP) (2003-2005); Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	169	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	169	Director, Center for Communication, Hearing, and Deafness (1990-present).

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	169	Trustee, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	169	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	169	Trustee, American University in Cairo (1999-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage J.P. Morgan Funds since 1987.	Chairman, Joe Pietryka, Inc. (formerly Lumelite Corporation) (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer, Lumelite Corporation (1985-2002).	169	Trustee, Morgan Stanley Funds (107 portfolios) (1992-present).

38	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2012

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	169	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	169	None.
Interested Trustees

Frankie D. Hughes** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	169	Trustee, The Victory Portfolios (2000-2008).

Leonard M. Spalding, Jr.*** (1935); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989-1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990-1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990-1998).	169	Director, Glenview Trust Company, LLC (2001-present); Trustee, St. Catharine College (1998-present); Trustee, Bellarmine University (2000-present); Director, Springfield-Washington County Economic Development Authority (1997-present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Messrs. Reid and Spalding should continue to serve until December 31, 2012.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (169 funds).

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Three other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

***	Mr. Spalding is treated as an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

AUGUST 31, 2012	UNDISCOVERED MANAGERS FUNDS	39

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

40	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2012

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2012, and continued to hold your shares at the end of the reporting period, August 31, 2012.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Behavioral Growth Fund
Class A
Actual	$1,000.00	$1,007.70	$8.28	1.64%
Hypothetical	1,000.00	1,016.89	8.31	1.64
Class B
Actual	1,000.00	1,005.90	10.79	2.14
Hypothetical	1,000.00	1,014.38	10.84	2.14
Class C
Actual	1,000.00	1,005.40	10.79	2.14
Hypothetical	1,000.00	1,014.38	10.84	2.14
Institutional Class
Actual	1,000.00	1,009.40	6.52	1.29
Hypothetical	1,000.00	1,018.65	6.55	1.29
Investor Class
Actual	1,000.00	1,008.20	8.28	1.64
Hypothetical	1,000.00	1,016.89	8.31	1.64

Behavioral Value Fund
Class A
Actual	1,000.00	1,004.50	7.96	1.58
Hypothetical	1,000.00	1,017.19	8.01	1.58
Class B
Actual	1,000.00	1,002.30	10.47	2.08
Hypothetical	1,000.00	1,014.68	10.53	2.08
Class C
Actual	1,000.00	1,002.00	10.47	2.08
Hypothetical	1,000.00	1,014.68	10.53	2.08
Institutional Class
Actual	1,000.00	1,005.80	6.96	1.38
Hypothetical	1,000.00	1,018.20	7.00	1.38

AUGUST 31, 2012	UNDISCOVERED MANAGERS FUNDS	41

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, March 1, 2012	Ending Account Value August 31, 2012	Expenses Paid During the Period*	Annualized Expense Ratio
Realty Income Fund
Class A
Actual	$1,000.00	$1,107.10	$6.20	1.17%
Hypothetical	1,000.00	1,019.25	5.94	1.17
Class B
Actual	1,000.00	1,103.80	8.88	1.68
Hypothetical	1,000.00	1,016.69	8.52	1.68
Class C
Actual	1,000.00	1,104.20	8.89	1.68
Hypothetical	1,000.00	1,016.69	8.52	1.68
Class R5
Actual	1,000.00	1,109.10	3.87	0.73
Hypothetical	1,000.00	1,021.47	3.71	0.73
Institutional Class
Actual	1,000.00	1,108.80	4.13	0.78
Hypothetical	1,000.00	1,021.22	3.96	0.78

*	Expenses are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

42	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2012

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2012, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds and sub-advisory agreements for the Undiscovered Managers Behavioral Growth Fund and Undiscovered Managers Behavioral Value Fund, whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 23, 2012.

The Trustees, as part of their review of the investment advisory arrangements for the J. P. Morgan Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received, and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreements with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Advisor’s risk governance model and reports showing the Advisor’s compliance structure and ongoing compliance processes. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s

AUGUST 31, 2012	UNDISCOVERED MANAGERS FUNDS	43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(continued)

responsiveness to questions or concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor or Sub-Advisor, as applicable, currently uses third-party soft dollar arrangements with respect to securities transactions it executes for Funds.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative

44	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2012

classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis prepared by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Undiscovered Managers Behavioral Growth Fund’s performance was in the fifth, fifth and fourth quintiles for Class A shares and in the fifth, fourth and fourth quintiles for the Institutional Class shares for the one-, three- and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Adviser, including the planned liquidation of the Fund on or about October 31, 2012, and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance.

The Trustees noted that the Undiscovered Managers Behavioral Value Fund’s performance was in the second, first and second quintiles for Class A and in the first, first and second quintiles for the Institutional Class shares for the one-, three- and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and the investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Realty Income Fund’s performance was in the first, first and third quintiles for both Class A and Institutional Class shares for the one-, three- and five-year periods ended December 31, 2011, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Undiscovered Managers Behavioral Growth Fund’s net advisory fee for Class A and Institutional Class shares were in the fifth and fourth quintiles, respectively, and that the actual total expenses for Class A and Institutional Class shares were in the fifth and fourth quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Undiscovered Managers Behavioral Value Fund’s net advisory fee and actual total expenses were in the third and fourth quintiles of the Universe group, respectively, for both Class A and Institutional Class shares. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Realty Income Fund’s net advisory fee for both Class A and Institutional Class shares was in the second quintile and that the actual total expenses for Class A and Institutional Class shares were in the second and first quintiles of the Universe Group, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

AUGUST 31, 2012	UNDISCOVERED MANAGERS FUNDS	45

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2012. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2012. The information necessary to complete your income tax returns for the calendar year ending December 31, 2012 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividends received deduction for corporate rate shareholders for the fiscal year ended August 31, 2012:

Dividends Received Deduction
Behavioral Value Fund	100.00%

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal period ended August 31, 2012 (amounts in thousands):

Long-Term Capital Gain Distribution
Behavioral Growth Fund	$7,021
Realty Income Fund	2,954

Qualified Dividend Income (QDI)

For the fiscal period ended August 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Behavioral Value Fund	$43

46	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2012

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2012. All rights reserved. August 2012.	AN-UM-812

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is John F. Finn. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2012—$101,101

2011—$98,700

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2012—$35,290

2011—$35,290

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2012—$23,750

2011—$23,750

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended August 31, 2012 and 2011, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2012—Not applicable

2011—Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2012—0.0%

2011—0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2011—$28.6 million

2010—$32.1 million

These amounts also include the aggregate non audit fees billed by the Independent Registered Public Accounting firm for services rendered to J.P. Morgan Chase & Co. (“JPMC”) and certain related entities.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I—Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Undiscovered Managers Funds

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
November 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
November 9, 2012

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
November 9, 2012